LIICA Letterhead

September 21, 2004

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Life Investors Variable Life Account A

File No. 811-09747, CIK 0001097237

Dear Commissioners:

On behalf of Life Investors Variable Life Account A of Life Investors Insurance Company of America (“separate account”), incorporated by reference are the semi-annual reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the “Act”). The funds are the AIM V.I. Capital Appreciation Fund – Series I, AIM V.I. Government Securities Fund – Series I, AIM V.I. Growth Fund – Series I, AIM V.I. International Growth Fund – Series I, AIM V.I. Premier Equity Fund – Series I, Fidelity VIP II Contrafund® Portfolio (Service Class), Fidelity VIP Growth Portfolio (Service Class), Fidelity VIP Growth & Income Portfolio (Service Class), Fidelity VIP II Index 500 Portfolio (Initial Class), Fidelity VIP Mid Cap (Service Class 2), Fidelity VIP Money market Portfolio (Initial Class), Fidelity VIP Value Strategies (Service Class 2), Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, MFS Investors Growth Stock Series (Service Shares), MFS Mid Cap Growth Series (Service Shares), MFS New Discovery Series (Service Shares), MFS Total Return Series (Service Shares), MFS Utilities Series (Service Shares), MFS Value Series (Service Shares), Oppenheimer Main Street Fund/VA, Oppenheimer Balanced Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Strategic Bond Fund/VA, Oppenheimer High Income Fund/VA, and Oppenheimer Main Street Small Cap Fund/VA.

Entity: AIM Variable Insurance Funds	File No. 811-07452	Date of Filing: August 17, 2004
	Accession No. 0000950129-04-006244	CIK 0000896435

Entity: Fidelity Variable Insurance Products Funds:

Contrafund	File No. 811-05511	Date of Filing: August 30, 2004
	Accession No. 0000356494-04-000040	CIK 0000831016

Growth	File No. 811-03329	Date of Filing: August 30, 2004
	Accession No. 0000356494-04-000039	CIK 0000356494

Growth & Income	File No. 811-07205	Date of Filing: August 30, 2004
	Accession No. 0000927384-04-000011	CIK 0000927384

Index 500	File No. 811-05511	Date of Filing: August 30, 2004
	Accession No. 0000356494-04-000040	CIK 0000831016

Mid Cap	File No. 811-07205	Date of Filing: August 30, 2004
	Accession No. 0000927384-04-000031	CIK 0000927384

Securities and Exchange Commission

September 21, 2004

Page Two

Money Market	File No. 811-03329	Date of Filing: August 30, 2004
	Accession No. 0000356494-04-000039	CIK 0000356494

Value Strategies	File No. 811-07205	Date of Filing: August 30, 2004
	Accession No. 0000927384-04-000023	CIK 0000927384

Entity: Janus Aspen Series	File No. 811-07736	Date of Filing: August 20, 2004
	Accession No. 0000906185-04-000010	CIK 0000906185

Entity: MFS Variable Insurance Trust	File No. 811-08326	Date of Filing: August 31, 2004
	Accession No. 000950156-04-000192	CIK 0000918571

Entity: Oppenheimer Variable Account Funds:

	File No. 811-04108	Date of Filing: August 24, 2004
	Accession No. 0000935069-04-001205	CIK 0000752737

These semi-annual reports are for the period ended June 30, 2004, and have been transmitted to policyholders in accordance with Rule 30e-2 (formerly designated as Rule 30d-2) under the Act. To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1747.

Sincerely,

/s/ Priscilla I. Hechler
Priscilla I. Hechler
Assistant Secretary